UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2023

DOUGLAS ELLIMAN INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-41054			87-2176850
(Commission File Number)			(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard	Miami	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.01 per share	DOUG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
On May 9, 2023, Douglas Elliman Inc. (NYSE:DOUG) (the “Company” or “Douglas Elliman”) announced its financial results for the three months ended March 31, 2023. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02 of this Current Report on Form 8-K and the related Exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure
The Company has prepared materials for presentation to investors. The materials are furnished (not filed) as Exhibit 99.2 to this Current Report on Form 8-K pursuant to Regulation FD.

Non-GAAP Financial Measures

Exhibit 99.2 contains the Non-GAAP Financial Measures discussed below.

Please refer to Current Reports on Form 8-K dated March 9, 2023 and May 10, 2022 for reconciliations of financial measures prepared in accordance with GAAP to Non-GAAP Financial Measures.

Adjusted EBITDA attributed to Douglas Elliman, Adjusted Operating Expenses, and financial measures for all periods presented, including the last twelve months (“LTM”) ended March 31, 2023, (“the Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussion and analysis of its results of operations and enhance an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.

Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company's business, and management does and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company's business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company's measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies.

EBITDA is defined as net income before, interest, taxes, non-controlling interest, depreciation and amortization. Non-GAAP Financial Measures include restructuring charges. For purposes of Adjusted EBITDA only, adjustments include equity in earnings from equity-method investments, stock-based compensation expense, and other, net.
Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue’” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar expressions are intended to identify forward-looking statements. The Company’s actual results could differ significantly from the results discussed in such forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those discussed under the heading “Risk Factors” in the Company’s Annual Report Report on Form 10-K for the year ended ended December 31, 2022 and, when filed, in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibit

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release issued on May 9, 2023, regarding financial results for the first quarter ended March 31, 2023.
99.2	Investor presentation of Douglas Elliman Inc. dated May 2023 (furnished pursuant to Regulation FD).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS ELLIMAN INC.

By:	/s/ J. Bryant Kirkland III
Name:	J. Bryant Kirkland III
Title:	Senior Vice President, Treasurer and Chief Financial Officer
Date: May 10, 2023